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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2001, in Amendment No. 1 the Registration Statement (Form S-1) and related Prospectus of Marine Shuttle Operations Inc. for the registration of 20,750,561 shares of its common stock.



                                                    Ernst & Young AS


Houston, Texas
May 7, 2001